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                                                                  EXHIBIT  10.24

                   FACTORING AGREEMENT AND SECURITY AGREEMENT


         This Agreement, by and between METRO FACTORS, INC. DBA METRO FINANCIAL SERVICES, a Texas corporation with its principal place of business located in Dallas, Texas (herein called METRO) and BRIAN R. BLACKMARR AND ASSOCIATES, INC., a Texas corporation (herein individually called BLACKMARR), SOFTWARE CONSULTING SERVICES AMERICA, INC., a Delaware corporation (herein individually called SCS AMERICA), SOFTWARE INNOVATORS, INC., an Arkansas corporation (herein individually called SII), and INTEGRATED CONTROLS, INC., a Louisiana corporation (herein individually called ICON), is effective as of the date of acceptance by METRO as indicated below. BLACKMARR, SCS AMERICA, SII, and ICON are collectively called CLIENTS herein. Reference to CLIENTS herein shall include one or any combination of BLACKMARR, SCS AMERICA, SII, and/or ICON. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CLIENTS agree to sell to METRO and METRO agrees to purchase from CLIENTS all presently existing INVOICES and all INVOICES hereafter acquired and arising during the term of this Agreement for the sale of inventory or goods or the rendering of services or labor upon the following terms and conditions:

         1.       DEFINITIONS:

                  1.1 CUSTOMER. That person or business entity legally obligated to pay an INVOICE sold and/or assigned by CLIENTS to METRO.

                  1.2 INVOICE. Any right to payment (account receivable, note, contract, etc.) for the sale of inventory or goods or the rendering of services or labor by CLIENTS.

                  1.3 RECOURSE BASIS. The purchase of INVOICES from CLIENTS by METRO wherein CLIENTS retain the risk of non-payment of an INVOICE by a CUSTOMER for any reason whatsoever.

                  1.4 DISPUTE. Any defense, dispute, offset, or claim asserted by a CUSTOMER with respect to an INVOICE whether valid or invalid.

                  1.5 NET CASH EMPLOYED. The total amount of all unpaid advances made to CLIENTS by METRO, together with all commissions, fees and interest payable to METRO by CLIENTS which have not been paid either directly by CLIENTS or through METRO'S application of collections on INVOICES purchased from CLIENTS.

                  1.6 MAXIMUM NET CASH EMPLOYED. The aggregate NET CASH EMPLOYED by CLIENTS shall not exceed the lesser of $6,000,000 or 80.0% of ELIGIBLE INVOICES.

                  1.7 ELIGIBLE INVOICE. An INVOICE which complies with all terms, representations, warranties, and covenants of this Agreement which is not greater than ninety (90) days old from original date of such INVOICE.

                  1.8      CLOSING DATE.  On or before January ________, 1999.

                  1.9 RESERVE FUNDS. At any time, the aggregate outstanding balances of all outstanding INVOICES plus the amounts of net cash proceeds held by METRO which are payable to CLIENTS, less the current amounts of NET CASH EMPLOYED. In the event that METRO holds cash proceeds from INVOICES which have not been applied to repayment of NET CASH EMPLOYED or to the payment of fees and expenses hereunder, such funds will be deemed to comprise a portion of "net cash proceeds held by METRO which are payable to CLIENTS" for purposes of determining the amounts of CLIENTS' RESERVE FUNDS.

                   1.10 REQUIRED RESERVE BALANCES. The REQUIRED RESERVE BALANCES are the minimum amounts of ELIGIBLE INVOICES (at face value thereof) and cash, if any, included in CLIENTS'


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                           RESERVE FUNDS in excess of the amount of NET CASH
                           EMPLOYED which are required to be maintained by CLIENTS pursuant to this Agreement. At any time the REQUIRED RESERVE BALANCES shall be equal to the product of the current amounts of NET CASH EMPLOYED multiplied by 1.25 multiplied by 0.20.

2.       BASIC TERMS OF PROPOSED TRANSACTIONS.

                  2.1 AGREEMENT TO SELL INVOICES. Pursuant to this Agreement, and so long as it is in effect, CLIENTS will sell, and METRO will purchase, all of CLIENTS' presently existing INVOICES and all of CLIENTS' INVOICES hereafter arising. In connection with such purchase and sale of such INVOICES, under Section 17 below, CLIENTS grant to METRO a security interest in and a lien on all of CLIENTS' accounts receivable, including the INVOICES. The aggregate purchase price for such INVOICES shall be 100% of the face amount thereof, minus the FACTOR'S COMMISSION pursuant to
                           Section 5.2, and upon collection of such INVOICES, proceeds thereof shall reduce NET CASH EMPLOYED by the amount of such collections (NET CASH EMPLOYED may be thus reduced below zero and may be further reduced as a negative number). To the extent that the balances of the CLIENTS' RESERVE FUNDS exceed the amounts of outstanding INVOICES, METRO shall pay such excess funds to CLIENTS or their designees upon request. If METRO receives payment of any INVOICE in an amount which is different from the amount of the INVOICE by $1 or more, METRO shall promptly notify CLIENTS of such discrepancy.

                  2.2 AGREEMENT TO PROVIDE ADVANCES. In addition to the application of all funds collected in connection with purchased INVOICES to reduce the amount of NET CASH EMPLOYED, as provided in Section 4 below, METRO will provide cash advances from time to time at the request of CLIENTS with respect to unpaid INVOICES purchased by METRO. Such advances, together with all unpaid commissions, fees and interest payable to METRO by CLIENT shall not exceed the amounts of MAXIMUM NET CASH EMPLOYED. The ratio of the total of CLIENTS' INVOICES and the INVOICES sold to METRO hereunder less the amount of all DISPUTES to the NET CASH EMPLOYED will not be less than 1.75:1.0. As an additional condition of such advances, CLIENTS shall at all times maintain an amount of ELIGIBLE INVOICES, at face value, plus cash, if any, in CLIENTS' RESERVE FUNDS equal to an amount not less than the amount of the REQUIRED RESERVE BALANCE. In the event that the amount of the REQUIRED RESERVE BALANCE exceeds the face amount of ELIGIBLE INVOICES plus cash, if any, included in CLIENTS' RESERVE FUNDS (such excess is the "RESERVE DEFICIENCY"), CLIENTS shall deliver additional ELIGIBLE INVOICES or cash as required to eliminate the RESERVE DEFICIENCY. METRO may reserve and withhold from any payments or credits otherwise to be made to CLIENTS, an aggregate amount equal to the RESERVE DEFICIENCY. Subject to the terms and conditions of this Agreement, CLIENTS can receive and repay advances at their discretion from time to time during the term hereof.

                  2.3 SALE OF ACCOUNTS. All INVOICES sold to METRO shall be identified by separate and subsequent written assignments in a form approved by METRO, which form shall include, but not be limited to, all forms of electronic transfers. CLIENTS will immediately upon sale of INVOICES to METRO make proper entries on its books and records disclosing the sale of all such INVOICES to METRO. All INVOICES purchased by METRO from CLIENTS constitute a sale of accounts and legal and equitable title to said INVOICES shall pass to METRO.

         3. CREDIT APPROVAL. Prior to the purchase of any INVOICE, METRO shall be permitted to exclude from ELIGIBLE INVOICES any INVOICE from any CUSTOMER, which METRO reasonably believes is unlikely to make payment on such INVOICE. METRO may, but shall not be obligated to, establish maximum credit limits upon any CUSTOMER and INVOICES of such CUSTOMERS shall be deemed ELIGIBLE INVOICES only to the extent that the aggregate amount thereof does not exceed such maximum amount. METRO will promptly notify CLIENTS of any CUSTOMER which it reasonably believes is unlikely to make payment on its


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                  INVOICES and inform CLIENTS of the maximum credit limits of such CUSTOMER beyond which such CUSTOMER'S INVOICES will not be ELIGIBLE INVOICES. All INVOICES are purchased by METRO on a RECOURSE BASIS.

         4. ADVANCES (NET CASH EMPLOYED). CLIENTS shall have the right at any time to be advanced funds from METRO in an aggregate amount equal to the lesser of 80.0% of the total face amount of outstanding and unpaid ELIGIBLE INVOICES purchased from CLIENTS by METRO or $6,000,000, subject to the adequacy of the RESERVE FUNDS as provided herein. Any advance request received by METRO before 10:00 a.m. Dallas, Texas time, will be funded that business day, and any advance request received by METRO after such time will be funded the next business day. Each advance request pursuant to this Agreement will be funded by wire transfer of immediately available funds to the account designated by CLIENTS.

         5.       INTEREST, FEES, AND EXPENSES.

                  5.1 INTEREST ON NET CASH EMPLOYED. CLIENTS agree to pay interest to METRO upon the NET CASH EMPLOYED at an annual rate equal to the lesser of the BASE LENDING RATE plus 2.0% or the maximum rate allowed by applicable state or federal law. Such interest shall be calculated on a daily basis upon a year consisting of 360 days and shall be due and payable daily as it accrues. BASE LENDING RATE as used herein shall be the BASE LENDING RATE from time to time announced by KEYBANK NATIONAL ASSOCIATION, Cleveland, Ohio (herein called KEYBANK) on the date such BASE LENDING RATE must be determined. Each change in the BASE LENDING RATE shall be effective without notice to CLIENTS on the date on which a change in the BASE LENDING RATE shall have been made by KEYBANK. KEYBANK charges its customers interest at rates at, above, or below its BASE LENDING RATE. The BASE LENDING RATE of KEYBANK is currently 7.75%. For purposes of calculating interest, CLIENTS' accounts shall be credited with payments received from CUSTOMERS after allowance of three banking days (Collection Days). In no event shall the rate charged by METRO exceed the maximum rate of interest permitted by applicable state or federal law. All sums of money which shall not be paid to METRO by CLIENTS when due, including deficiencies in the RESERVE FUNDS, shall bear interest at the lower of 18.0% per annum or the highest rate allowed by law from such due date until paid in full. To the extent that the balances of the CLIENTS' RESERVE FUNDS exceed the amounts of outstanding INVOICES, METRO shall pay interest to CLIENT at the BASE LENDING RATE of KEYBANK minus 2.0% or the maximum amount permitted by state or federal law, whichever is less.

                  5.2 FACTOR'S COMMISSION. For each calendar month or part thereof, CLIENTS agree to pay METRO a commission equal to 125.0% of the average daily balance of NET CASH EMPLOYED during the calendar month for which such calculation is made multiplied by 1.0% as consideration for METRO'S services in, among other things, making credit investigations, supervising the ledgering and collection of INVOICES purchased hereunder, generation of management accounting reports, and being prepared to advance CLIENTS up to $6,000,000 NET CASH EMPLOYED. Such commission shall be due and payable in the amount of $75,000 on the CLOSING DATE and $75,000 on the first day of each calendar month thereafter, provided, however, that METRO shall rebate to CLIENTS any unearned commission on the last day of each calendar month and shall be deducted from any sums otherwise due CLIENTS. Notwithstanding the foregoing, the minimum aggregate commission due to METRO hereunder during the term of this Agreement shall equal the greater of $133,000 or $40,000 per calendar month or part thereof.

                  5.3 PROCESSING FEES. CLIENTS agree to pay METRO processing fees as follows:

                           A.       Wire transfers:  $15 each

                           B.       Courier deliveries:  $15 each

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                  5.4      INITIAL SETUP FEE. CLIENTS agree to reimburse METRO
                           for out-of-pocket fees and expenses incurred by METRO in the preparation of this Agreement for public records search fees and UCC filing fees.

         6. REQUIRED RESERVE FUND BALANCES. In the event that the REQUIRED RESERVE BALANCES exceed the sum of the amounts of ELIGIBLE INVOICES plus cash, if any, included in CLIENTS' RESERVE FUNDS, METRO may reserve and withhold from any payments or credits otherwise to be made to CLIENTS, an aggregate amount equal to the RESERVE DEFICIENCY. Such amounts reserved and withheld by METRO shall immediately reduce the amount of NET CASH EMPLOYED. Any underpayments on INVOICES due to a DISPUTE shall be debited to the RESERVE FUNDS and any overpayments on INVOICES to which CLIENTS are legally entitled shall be credited to the RESERVE FUNDS. METRO may charge to such RESERVE FUNDS any indebtedness of CLIENTS to METRO. CLIENTS shall be obligated to pay METRO deficiencies, if any, in such RESERVE FUNDS. METRO may withhold such additional amounts in the RESERVE FUNDS as it may reasonably deem necessary to cover and provide for any DISPUTES, unpaid INVOICES which are more than ninety (90) days old, and any other present or potential indebtedness of CLIENTS to METRO. RESERVE FUNDS in excess of those necessary to satisfy the above requirements shall be available to be paid to CLIENTS as CLIENTS so instruct METRO.

         7. HOLD IN TRUST. If any payment of any INVOICES purchased by METRO shall be received by CLIENTS from a CUSTOMER, such payment shall be held by CLIENTS in trust for METRO, and CLIENTS shall use their best efforts to hold such payment separate and apart from CLIENTS' own funds and immediately deliver such payment to METRO in the identical form in which it was received. If such payment is inadvertently or otherwise deposited to a bank account other than the following, CLIENTS shall immediately notify METRO and METRO shall have the election to either charge back such payment to CLIENTS' RESERVE FUNDS or require that CLIENTS remit payment to METRO in cash or cashier's check in an amount equal to the amount of payment. Failure to timely deliver such payment shall give METRO, at its option, the right to terminate this Agreement and/or resort to the collection of said sums due from the RESERVE FUNDS and/or other balances or credits otherwise due to or held for CLIENTS by METRO without demand or notice. Should CLIENTS come into possession of a payment comprised of amounts owing to both METRO and CLIENTS, CLIENTS shall remit such payment in the identical form in which it was received to METRO and METRO shall refund CLIENTS' portion directly to CLIENTS or credit CLIENTS' RESERVE FUNDS with CLIENTS' portion thereof when such check has cleared the bank upon which it was drawn. Without waiving any other right of METRO hereunder, METRO may charge CLIENTS a service fee of up to 3.0% of the amount of any payments due to METRO not remitted by CLIENTS as herein provided.

         8. SETTLEMENT OF DISPUTE. CLIENTS shall at their own expense settle all DISPUTES. In the event of a DISPUTE or other breach of warranty hereunder as to any INVOICE, METRO may in its discretion immediately or at such time as METRO may elect, charge the unpaid balance of the related INVOICE (or any DISPUTED portion thereof) to CLIENTS' RESERVE FUNDS.

         9. REPURCHASE OF UNPAID INVOICES. If any INVOICE purchased by METRO remains unpaid for any reason ninety (90) days after date of such INVOICE or sooner if in METRO'S sole discretion such INVOICE is determined to be uncollectible, CLIENTS agree to repurchase such INVOICES from METRO at the full face amount of such INVOICE if METRO so elects. In any event, if more than 25.0% of a CUSTOMER'S account is unpaid after ninety (90) days from dates of the respective INVOICES, CLIENTS agree to repurchase the unpaid balance of such account. The purchase price for such unpaid balance shall be paid by offset against METRO'S aggregate unpaid balance of INVOICES purchased from CLIENTS.

         10. WARRANTIES, REPRESENTATIONS, AND COVENANTS OF CLIENTS. As an inducement for METRO to enter into this Agreement, and with full knowledge that the truth and accuracy of the WARRANTIES, REPRESENTATIONS, AND COVENANTS in this Agreement are being relied upon by METRO, CLIENTS warrant, represent and/or covenant that (a) CLIENTS are properly licensed and authorized to operate their businesses under all applicable state and federal laws in the name and/or trade name designated for CLIENTS

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                  herein; (b) CLIENTS' businesses are solvent; (c) Each of
                  CLIENTS' CUSTOMER'S businesses are solvent to the best of CLIENTS' knowledge and belief; (d) Except for liens assigned to METRO concurrently with the execution of this Agreement, CLIENTS have good and clear title to the INVOICES sold and/or assigned to METRO and to all property in which a security interest is granted to METRO herein; (e) Assignment to METRO of each INVOICE purchased by METRO hereunder will thereby vest absolute ownership of such INVOICE in METRO free from any liens, claims, security interests, or equities of third parties; (f) Each INVOICE shall, on the date of assignment, be based upon a bona fide rendering of services or sale of goods or products by CLIENTS and shall be a valid and enforceable obligation of the CUSTOMER who is designated upon the face of the INVOICE; (g) To the best of CLIENTS knowledge and belief, there will be no DISPUTE associated with any INVOICE at the time of sale of such INVOICE to METRO by CLIENTS and CLIENTS agree to immediately notify METRO in writing of any DISPUTE which may adversely affect payment of any INVOICE assigned or sold to METRO; (h) Neither CLIENTS nor any officer or director of CLIENTS own, control, or in any way whatsoever exercise dominion over the business of any CUSTOMER, the INVOICES of which are sold hereunder to METRO except as the owner of publicly traded stock of a corporation other than CLIENTS or BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC. (herein called BRIGHTSTAR); (i) That no INVOICE (or the goods or services related thereto) sold to METRO hereunder is subject to or affected by any of the following types of agreement: consignment, sale on approval, conditional sale, guaranteed sale, sell or return, buy-back, bill and hold, or any similar type of agreement however named nor is there any debt owing by CLIENTS to any CUSTOMER related to any INVOICE sold to METRO hereunder; (j) All financial records, statements, books, or other documents relating to the businesses of CLIENTS which are supplied to METRO by CLIENTS or any of their authorized representatives, either before or after the signing of this Agreement, are true and accurate; (k) CLIENTS will not transfer, pledge, or give a security interest in any of their INVOICES to any other party during the life of this Agreement;
                  (l) CLIENTS will not permit a lien or encumbrance to be created upon any of the INVOICES sold and/or COLLATERAL assigned to METRO hereunder; (m) CLIENTS will maintain such insurance covering CLIENTS' businesses and/or the property of CLIENTS' CUSTOMERS as is customary or required by law for businesses similar to the businesses of CLIENTS; (n) CLIENTS will promptly notify METRO in writing of any proposed or actual change in their owners, officers, and/or directors, location of their principal offices, location of the offices in which books and records concerning INVOICES and COLLATERAL are kept, change of CLIENTS' names, bankruptcy or dissolution of their owner, any sale or purchase of assets of CLIENTS out of the regular course of CLIENTS' businesses, and any other material change in the business or financial affairs of CLIENTS; (o) CLIENTS will promptly pay all sums due METRO when due; (p) Each INVOICE sold and/or assigned to METRO is genuine and in all respects what it purports to be and is not a duplicate of another INVOICE covering the same charges; (q) In the event that CLIENTS fail to repurchase INVOICES subject to DISPUTE, CLIENTS will fully cooperate with METRO in any litigation between METRO and a CUSTOMER relating to any INVOICES purchased and/or assigned to METRO hereunder, including but not limited to furnishing at CLIENTS' expense any witnesses (other than METRO'S employees) and documentation which is or should be under CLIENTS' control; (r) CLIENTS will promptly pay when due all federal, state and local taxes and will immediately notify METRO in writing if any such taxes are not paid when due; (s) CLIENTS will immediately notify METRO of the filing of any Local, State, or Federal Tax Lien or Levy or if any agreement is made with any taxing authority to pay out any due and unpaid taxes; (t) CLIENTS will immediately notify METRO of the filing of any petition of bankruptcy by or against CLIENTS, the composition of CLIENTS' creditors, or the appointment of a trustee or receiver for CLIENTS' businesses;
                  (u) CLIENTS will immediately notify METRO of any change, or intent to change, the nature of their businesses as it relates to the products or services presently sold to CUSTOMERS.

         11. CHANGE IN OWNERSHIP. METRO shall have the right to immediately terminate this Agreement if CLIENTS' ownership changes subsequent to the execution of this Agreement.

         12. BILLING REQUIREMENTS. CLIENTS further warrant, represent, and/or covenant that all INVOICES submitted for sale to METRO shall be presented to METRO within thirty (30) days after the sale of inventory or goods or the rendering of services or labor related to such INVOICE and shall conform to the following requirements:

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                  12.1     The original of all such INVOICES and any supporting
                           documentation required by the CUSTOMER as a pre-condition to payment of the INVOICE shall have been delivered to the CUSTOMER.

                  12.2 A copy of all such INVOICES together with supporting documentation shall be delivered to METRO as requested by METRO.

                  12.3     Be legible.

                  12.4 Clearly state the full legal name and address of CUSTOMER and the party to whom such INVOICE is to be mailed.

                  12.5 Be stamped or imprinted with instructions to remit payment directly the following bank lockbox addresses which addresses shall not be changed by CLIENTS without the prior written consent of METRO:

                           A.  For BLACKMARR:
                                                --------------------------------

                           B.  For SCS AMERICA:
                                                --------------------------------

                           C.  For SII:
                                                --------------------------------

                           D.  For ICON:
                                                --------------------------------

                           In connection herewith, CLIENTS agree that all funds received at such bank lockbox addresses shall be deposited to bank accounts under the exclusive control of METRO.

                  12.6 Except as METRO may otherwise consent, the terms of CUSTOMER'S payment of INVOICES shall be "Net 30 days" or less.

                  12.7 CLIENTS shall timely issue credit memos when appropriate and immediately deliver the original of such credit memos to the respective CUSTOMER and a copy to METRO.

                  12.8 Be verifiable by the CUSTOMER to METRO'S satisfaction.

         13. EVENT OF DEFAULT. CLIENTS shall be in default of this Agreement upon the happening of any of the following events (herein called EVENT OF DEFAULT):

                  The breach of any warranty, covenant, or representation made herein or in connection herewith, whether written or oral, the filing of an involuntary petition of bankruptcy against CLIENTS, or the filing of a voluntary petition in bankruptcy by CLIENTS. CLIENTS will give METRO at least forty-eight (48) hours advance notice of the filing of any voluntary petition of bankruptcy by CLIENTS.

         14. REMEDIES. Upon the occurrence of an EVENT OF DEFAULT, and at any time thereafter, METRO may elect to declare any and all indebtedness hereby secured immediately due and payable, CLIENTS hereby expressly waiving notice, demand, and presentment. METRO shall be entitled to all rights and remedies of a Secured Party under the Uniform Commercial Code of Texas as presently existing or hereafter amended, including the right to enter upon the premises where any COLLATERAL is located and take immediate possession of such

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                  COLLATERAL and remove same from such premises. To the extent deemed reasonably necessary by METRO to aid in the collection of its collateral, METRO shall have the right to the use of any computer hardware or software used by CLIENTS pertaining to their accounts receivable. METRO shall be entitled to avail itself of all such other rights and remedies as may now or hereafter exist at law or in equity for collection of said indebtedness and the enforcement of the covenants, warranties, and representations herein and the resort to any one or combination of such remedies provided hereunder shall not prevent the concurrent or subsequent employment of any other appropriate remedy. CLIENTS shall be liable to METRO for any deficiencies after foreclosure of METRO'S security interest herein. The waiver by METRO of the breach of any term of this Agreement or the compliance therewith shall not be construed as a waiver of any subsequent breach or compliance. CLIENTS agree to reimburse METRO for any out-of-pocket expenses incurred by METRO as a result of an EVENT OF DEFAULT or in connection therewith.

         15. ARBITRATION, JURISDICTION, VENUE, AND AGENT FOR SERVICE OF PROCESS. All DISPUTES arising out of or in connection with this Agreement or any transaction hereunder shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association then in effect by an arbitrator chosen from such association's blind pool of arbitrators with significant knowledge and experience in the field of factoring of accounts receivable who shall be appointed in accordance with such Rules. The arbitrator's award shall be final and binding. Judgment upon the award rendered may be entered in any court having jurisdiction over the party against which the award is rendered. The parties expressly consent to the jurisdiction of the federal and state courts situated in the State of Texas for the purpose of enforcing any arbitration award rendered pursuant to this Paragraph 16 and the parties further agree that venue shall be Dallas County, Texas. The arbitration shall take place in Dallas, Texas, or such other place as the parties may agree. The arbitration shall include
                  (i) a provision that the prevailing party in such arbitration shall recover its costs of the arbitration and reasonable attorneys' fees from the other party or parties, and (ii) the amount of such fees and costs. In the event CLIENTS have no agent appointed for the service of process in the State of Texas, CLIENTS authorize service upon the Secretary of the State of Texas on their behalf.

         16. SECURITY INTEREST. METRO, in addition to the outright ownership of those INVOICES purchased from CLIENTS hereunder, is hereby granted a continuing security interest in all of CLIENTS' presently owned and existing and hereafter acquired and arising accounts receivable, all other forms of obligations owing to CLIENTS with respect to the INVOICES, all contract rights and general intangibles pertaining to accounts receivable, and all instruments, documents, books, and records pertaining to any of the foregoing together with all damage claims and insurance proceeds of any of the foregoing, together with all guarantees, securities, and liens for payment of any INVOICES and all products and proceeds of any of the foregoing. All of the foregoing is sometimes collectively called herein COLLATERAL. Such security interest in such COLLATERAL is to be security for any and all obligations or indebtedness of any kind, direct or indirect, absolute or contingent, owing by CLIENTS to METRO however incurred or evidenced and however and whenever same shall arise or have arisen, and whether such COLLATERAL is now or hereafter existing.

         17. FINANCIAL STATEMENTS, BOOKS AND RECORDS, AND RIGHT OF INSPECTION. As often as such are prepared, but no less than within thirty (30) days after the close of each month, CLIENTS shall furnish METRO with a copy of CLIENTS' most recent profit and loss statements and balance sheets. Within ninety (90) days after the close of each fiscal year, CLIENTS shall furnish METRO with a profit and loss statement and balance sheet as of the close of such fiscal year, prepared and signed by an independent certified public accountant. CLIENTS agree to timely furnish METRO such additional financial information as METRO shall request. METRO and METRO'S agents shall have the right at all times between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday to examine and make extracts from all books and records of CLIENTS. Failure to comply with this paragraph may at METRO'S discretion be deemed an EVENT OF DEFAULT.

         18. INDEMNITY. All taxes and governmental charges imposed upon CLIENTS with respect to the sale of inventory or goods or the rendering of services or labor by CLIENTS shall be the sole responsibility of CLIENTS and CLIENTS shall indemnify and hold METRO harmless from and against all liabilities for any acts or omissions of CLIENTS.

INITIALS:

____|____

         19. NON-ASSIGNABILITY BY CLIENTS. CLIENTS may not assign any of their rights or obligations hereunder without METRO'S prior written consent; however, METRO may assign to KEYBANK, its successors or assigns, any of its rights and remedies with respect to CLIENTS.

         20. AGREEMENT BINDING. This Agreement shall be binding upon CLIENTS and METRO, their heirs, successors, and assigns.

         21. SEVERABILITY. The provisions of this Agreement are severable and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable such holdings shall not affect or impair any other provisions hereof.

         22. ENTIRE AGREEMENT. It is expressly acknowledged and agreed by CLIENTS that (a) No representations have been made, whether oral or written, except as expressly set forth in this Agreement or in a writing signed by a corporate officer of METRO, or (b) If any such representations have been made and are not expressly set forth herein, that any such representations have no binding effect whatsoever. CLIENTS have not relied on any inducement to enter into this Agreement except as wholly set forth herein or as communicated in writing by a duly constituted and authorized corporate officer of METRO. This Agreement may only be changed, modified, supplemented or amended by a written document signed by all parties hereto. This Agreement may be signed in any number of counterparts, each of which when so executed shall be deemed to constitute one and the same agreement, whether signed and delivered via facsimile or otherwise.

         23. NOTICES. Notices from either party to the other shall be given in writing and delivered via facsimile and/or mailed postage prepaid, registered or certified mail, or placed in the hands of a national overnight delivery service addressed to the addresses set forth at the end of this Agreement, or at such other address as either party may advise the other in writing. If mailed, notice shall be deemed to have been received three
                  (3) days after the date of postmark. Otherwise, notice shall be deemed to be received upon actual receipt thereof, and if via facsimile, a confirmation thereof shall constitute acknowledgment of receipt thereof.

         24. ACCEPTANCE AND TERMINATION. This Agreement will become effective when accepted by METRO as evidenced by signature of any duly authorized officer of METRO, shall continue until terminated as provided herein. METRO shall have the right to terminate this Agreement at any time by giving thirty (30) days prior written notice to CLIENTS. CLIENTS shall have the right to terminate this Agreement at any time by giving METRO at least ten (10) days prior written notice of such termination. In the event of termination, METRO shall provide payoff information, terminate, or assign without recourse to or warranties and representations by METRO, its liens, as requested, and otherwise cooperate with CLIENTS, provided such terminations or assignments shall not be effective until METRO has received payment in full of amounts secured hereby. Notwithstanding such notice, CLIENTS shall have no right to terminate this Agreement until all obligations (direct or contingent) owing by CLIENTS to METRO hereunder or otherwise shall have been paid in full, whether or not such obligations are due or are to become due in the future. Upon the occurrence of an EVENT OF DEFAULT, or if any guaranty of the obligations of CLIENTS hereunder shall be terminated by the guarantor, METRO may at METRO'S election consider such occurrence an anticipatory repudiation of this Agreement and/or immediately terminate this Agreement as to future transactions without notice. No termination of this Agreement shall in any way affect or impair any right of METRO arising prior thereto or by reason thereof, nor shall any such termination relieve CLIENTS or any of their guarantors of any obligation to METRO under this Agreement or otherwise until all of said obligations are fully paid and performed, nor shall any such termination affect any right or remedy of METRO arising from any such obligation, and all agreements, warranties, representations, and covenants of CLIENTS or their guarantors shall survive termination. In the event that CLIENTS shall have breached any provision of this Agreement or if notice of termination is given by either party, the RESERVE FUNDS and any other balances or credits otherwise due by METRO to CLIENTS may be retained and applied by METRO from time to time upon any indebtedness then or thereafter due from CLIENTS and the RESERVE FUNDS may at METRO'S discretion upon such breach or notice of termination, be increased to an amount equal to the then total unpaid face amount of all INVOICES purchased by METRO hereunder and

INITIALS:

____|____
                  other present or potential indebtedness of CLIENTS to METRO, whether matured or unmatured. In such event, as the RESERVE FUNDS exceed all present and potential indebtedness of CLIENTS to METRO, METRO shall remit such excess to CLIENTS. Upon payment in full by CLIENTS of all obligations arising under this Agreement, METRO shall record any terminations or satisfactions of any of METRO'S liens on the COLLATERAL; provided, however, that in the event of a DISPUTE arises concerning the amounts owed by CLIENTS, METRO shall not be obligated to record terminations or satisfactions of METRO'S liens unless and until CLIENTS provide a commercially reasonable form of bond or other assurance of payment in an amount equal to the amount in controversy.

         25. POWER OF ATTORNEY. In order to carry out this Agreement, CLIENTS irrevocably appoint METRO, or any authorized designee of METRO, as CLIENTS' special attorney-in-fact with power:

                  25.1 In the EVENT OF DEFAULT, to delete CLIENTS' address on all INVOICES sold and/or assigned to METRO by CLIENTS and insert METRO'S address in its place.

                  25.2 To receive, accept, open and dispose in a commercially reasonable manner of all mail addressed to CLIENTS which may come into METRO'S possession.

                  25.3 To endorse the name of CLIENTS on any checks or other instruments or evidence of payment that may come into the possession of METRO on INVOICES purchased by METRO from CLIENTS or in which CLIENTS have granted METRO a security interest.

                  25.4 In the EVENT OF DEFAULT, in CLIENTS' name, or otherwise, to demand, sue for, collect and obtain releases for any and all monies due or to become due on INVOICES purchased by METRO from CLIENTS or in which CLIENTS have granted METRO a security interest.

                  25.5 In the EVENT OF DEFAULT, to compromise, prosecute or defend any action, claim or proceeding as to INVOICES purchased by METRO from CLIENTS or in which CLIENTS have granted METRO a security interest.

                  25.6 In the EVENT OF DEFAULT, to notify, direct or instruct CLIENTS' CUSTOMER in CLIENTS' name of the proper remittance address and of procedures for making payment on any INVOICES that are sold to METRO by CLIENTS or in which CLIENTS have granted METRO a security interest.

                  25.7 To execute on CLIENTS' behalf and file such UCC financing statements as METRO may deem necessary in order to perfect and maintain the security interests granted by CLIENTS in accordance with this and any other agreement between CLIENTS and METRO, and CLIENTS further agree that METRO may file this Agreement or a copy thereof as such UCC financing statement.

         26. This Agreement includes all assumed names, tradestyles, and divisions of CLIENTS unless specifically agreed to in writing by METRO. Further, notwithstanding anything herein to the contrary, this Agreement is conditioned upon there being no change in the nature of CLIENT'S business which is presently providing implementation of enterprise resource planning (ERP) software systems and enterprise-wide business and technology solutions, consulting, software application development, systems integration, outsourcing, training, upgrades, support, and other computer or information technology related services.

         27. This Agreement is contingent upon the delivery of the corporate guaranty of BRIGHTSTAR, ancillary documentation to METRO, in a form approved by METRO, and receipt by METRO of an assignment from Banque Paribas of their security interest in the COLLATERAL.

         28. This Agreement is an amendment and restatement of all of CLIENTS' obligations and indebtedness to Paribas pursuant only to that certain Promissory Note dated November 10, 1998, executed by BRIGHTSTAR and payable in the original principal amount of $2,500,000 to Paribas and related Interim Security Agreement dated

INITIALS:

____|____

                  November 10, 1998, executed and delivered by BRIGHTSTAR and various subsidiaries and affiliates thereof, including but not limited to, CLIENTS (herein called the "Assigned Documents"). CLIENTS hereby authorize METRO to pay $2,500,000 to Paribas for the benefit of BRIGHTSTAR, Account No. 04202195, for further credit to Account No. 001826 Paribas Houston Cayman and to receive from Paribas an assignment of all their right, title, and interest in the Assigned Documents, all guaranties thereof, and all assets previously assigned to Paribas but only to the extent of the COLLATERAL as defined herein. All warranties, representations, covenants, terms, and conditions of this Agreement shall apply as fully to any such COLLATERAL as if the sale or assignment had been made initially and directly to METRO rather than Paribas.



         29. CLIENTS WARRANT AND REPRESENT TO METRO THAT CLIENTS HAVE READ THIS AGREEMENT IN ITS ENTIRETY PRIOR TO SIGNING AND THAT PRIOR TO SIGNING THIS AGREEMENT, ALL BLANKS WERE FILLED IN (EXCEPT FOR DATES AND SIGNATURES) AND ALL ALTERNATIONS OF THIS AGREEMENT WERE INITIALED BY CLIENTS.

CLIENTS:

BRIAN R. BLACKMARR AND ASSOCIATES, INC.


By:
   ----------------------------------------------------
      Patrick R. Quinn, Authorized Agent

Date Signed:
              --------------------------------------------

Physical Address: 2215 McKinney Avenue, Suite 1700, Dallas, Dallas County, Texas
                  75201

Mailing Address:
                  -----------------------------------------


SOFTWARE CONSULTING SERVICES AMERICA, INC.


By:
   ----------------------------------------------------
      Patrick R. Quinn, Authorized Agent

Date Signed:
              --------------------------------------------

Physical Address: 950 Tower Lane, Suite 1850, Foster City, San Mateo County,
                  California 94404

Mailing Address:
                   ----------------------------------------


SOFTWARE INNOVATORS, INC.


By:
   -------------------------------------------------------
      Patrick R. Quinn, Authorized Agent

Date Signed:
              --------------------------------------------

INITIALS:

____|____

Physical Address: 1501 North University Avenue, Suite 670, Little Rock, Pulaski
                  County, Arkansas 72207

Mailing Address:
                   ----------------------------------------






INTEGRATED CONTROLS, INC.


By:
   ----------------------------------------------------
      Patrick R. Quinn, Authorized Agent

Date Signed:
              --------------------------------------------

Physical Address: 100 Asma Blvd., Suite 300, Lafayette, Lafayette Parish,
                  Louisiana 70508

Mailing Address:
                   ----------------------------------------




METRO FACTORS, INC.


By:
   ------------------------------------------------------
Its:
    -----------------------------------------------------
Date Signed:
              -------------------------------------------

Physical Address: 8144 Walnut Hill Lane, Suite 1099, Dallas, Dallas County,
                  Texas 75231-4316

Mailing Address:  P. O. Box 38604, Dallas, Dallas County, Texas 75238


Attested By:
            ----------------------------------------------
                     Laura Kelley, Assistant Secretary

INITIALS:

____|____